UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2020

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________

(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

Presidio Property Trust, Inc. (“Company”) is filing this Current Report on Form 8-K (“Form 8-K”) to disclose the delay in filing the information required by Part III of its Annual Report on Form 10-K for the year ended December 31, 2019 (“Form 10-K”) due to circumstances related to the recent outbreak of the novel coronavirus disease 2019 (“COVID-19”). Except for the Part III disclosures, the Company timely filed its Form 10-K on March 12, 2020 and intended to file an amendment thereto (“Form 10-K/A”) containing Part III disclosures on or before April 29, 2020. However, the Company will avail itself of the relief granted by the Securities and Exchange Commission (“SEC”) pursuant to Release No. 34-88465 issued on March 25, 2020. Release No. 34-88465 permits a registrant to file certain reports with the SEC up to 45 days after the original due date for the reports if the registrant’s ability to file such reports has been affected by COVID-19.

The Company was unable to file the Form 10-K/A on a timely basis due to delays in the preparation and final review of the Form 10-K/A by the relevant parties. The Company plans to include the information required by Part III of its Form 10-K in an amendment thereto, or in its annual proxy statement which will be mailed to its stockholders and filed with the SEC, by no later than June 15, 2020, which is the date that is 45 days after the original due date for the information. The Company also plans to supplement the risk factors related to COVID-19 originally disclosed in its Form 10-K in its Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

Forward-Looking Statements

This Form 8-K includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward looking statements in this Form 8-K constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, the risks and uncertainties and other factors discussed from time to time in the Company’s filings with the SEC, including the Form 8-K. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Ann T. Nguyen
Ann T. Nguyen
Secretary & General Counsel